Offerings - Offering: 1	Aug. 31, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.450% InterNotes Due September 15, 2030
Amount Registered	571,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 571,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 78.86
Offering Note	None